Pilgrim’s Pride Corporation Financial Results for First Quarter Ended March 29, 2015

 Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  “EBITDA” is defined as net income (loss) plus interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company’s operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Cautionary Notes and Forward-Looking Statements 2

Broiler Hatchery – Egg Sets Averaging 3% Higher Source: USDA 3 195,432 209,093 205,040 210,369 209,287 180,000 185,000 190,000 195,000 200,000 205,000 210,000 215,000 1/3 1/1 7 1/3 1 2/1 4 2/2 8 3/1 4 3/2 8 4/1 1 4/2 5 5/9 5/2 3 6/6 6/2 0 7/4 7/1 8 8/1 8/1 5 8/2 9 9/1 2 9/2 6 10/ 10 10/ 24 11/ 7 11/ 21 12/ 5 12/ 19 Tho usa nd Egg United States, Selected 19 Poultry Chicken, broiler Sets '10-'14 Range '13 '14 '15 '15 Est '10-'14 Avg

Placements Also Averaging 3% Higher Source: USDA 4 159,463 171,120 167,805 171,029 145,000 150,000 155,000 160,000 165,000 170,000 175,000 180,000 1/3 1/1 7 1/3 1 2/1 4 2/2 8 3/1 4 3/2 8 4/1 1 4/2 5 5/9 5/2 3 6/6 6/2 0 7/4 7/1 8 8/1 8/1 5 8/2 9 9/1 2 9/2 6 10/ 10 10/ 24 11/ 7 11/ 21 12/ 5 12/ 19 Tho usa nd He ad United States, Selected 19 Poultry Chicken, broiler Placed '10-'14 Range '13 '14 '15 '15 Est '10-'14 Avg

Jumbo Bird vs. Small Bird Slaughter Source: USDA 5 Up 18% Down 3%

 Hatching layers in Mar were up 2.1% from year ago while egg production was up 0.9%.  Mar pullet placements were up 5.7%. Mar Hatching Layers Up 2.1% From Year Ago Source: USDA 6

Chicken Inventories Impacted by Soft Exports Source: USDA  Overall inventories higher than last year on bigger leg quarter and breast meat inventories due to soft exports and harder comparisons. 7

Chicken Cutout Still Solid Despite Leg Quarters Source: PPC 8

Wholesale Chicken Prices Source: USDA 9

Global Stocks of Corn Continue to Build Globally  Back to back record corn crops in the U.S. combined with Brazilian corn production pushing global stocks to nearly 190 million tons.  At 19.3% stocks to use global inventories will be at one of the historically highest levels. Source: USDA 10

Soybean Inventories Also Expanding  A record crop in South America is expected after a record U.S. crop pushing global inventories into a surplus. Source: USDA 11

First Quarter 2015 Financial Review Source: PPC  Strong Quarter in U.S. and Mexico.  SG&A higher than Q1-14, due to increased bonus accruals.  Adjusted EBITDA 77% higher than Q1-14.  Adjusted EPS of $0.82. Main Indicators ($M) Q1-14 Q1-15 Net Revenue 2,018.1 2,052.9 Gross Profit 215.1 377.1 SG&A 46.9 49.5 Operating Income 168.2 327.6 Net Interest 18.7 3.4 Net Income 98.1 204.2 Net Income per Share 0.38 0.79 Adjusted EBITDA* 205.5 363.5 Adjusted EBITDA Margin 10.2% 17.7% *Adjusted EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see most recent SEC financial filings for definition of adjusted EBITDA and reconciliation to GAAP. 12

Net Debt Remains Low Source: PPC  Cash flow generation of $250MM in the quarter.  Following $1.5B special dividend and $500MM note issue, net debt multiple remains low at 0.45x LTM EBITDA. 13 1.5B Div.

First Quarter 2015 Capital Spending Capex (US$M) Source: PPC  Strong free cash flow generation has enabled us to direct more capital spending towards identified projects with rapid payback. 14

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 15

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC 16 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended March 29, 2015 March 30, 2014 (In thousands) Net income $ 204,193 $ 98,187 Add: Interest expense, net 3,365 18,662 Income tax expense (benefit) 111,494 52,012 Depreciation and amortization 36,152 38,260 Minus: A ortization of capitalized financing costs 725 3,586 E ITDA 354,479 203,535 Ad : Fo eign currency transaction losses (gains) 8,974 337 Restructuring charges — 1,713 Minus: Net income (loss) attributable to noncontrolling interest (22) 70 Adjusted EBITDA $ 363,475 $ 205,515

Appendix: Reconciliation of LTM EBITDA Source: PPC The summary unaudited consolidated income statement data for the twelve months ended March 29, 2015 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 30, 2014 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 28, 2014 and (2) the applicable audited consolidated income statement data for the three months ended March 29, 2015. 17 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended June 29, 2014 September 28, 2014 December 28, 2014 March 29, 2015 March 29, 2015 (In thousands) Net income $ 190,445 $ 255,803 $ 167,003 $ 204,193 $ 817,444 Add: Interest expense, net 13,570 10,201 34,838 3,365 61,974 Income tax expense (benefit) 99,227 133,693 106,021 111,494 450,435 Depreciation and amortization 38,261 36,218 43,084 36,152 153,715 Asset impairments — — — — — Minus: Amortization of capitalized financing costs 2,906 871 6,348 725 10,850 EBITDA 338,597 435,044 344,598 354,479 1,472,718 Add: F reig cu rency t ansaction losses (gains) (1,819) 6,414 23,048 8,974 36,617 Restructuring charges 438 135 — — 573 Minus: Net income (loss) attributable to noncontrolling interest 85 (181) (184) (22) (302) Adjusted EBITDA $ 337,131 $ 441,774 $ 367,830 $ 363,475 $ 1,510,210

Appendix: Reconciliation of Adjusted Earnings Source: PPC A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: 18 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended March 29, 2015 March 30, 2014 (In thousands) Net income (loss) attributable to Pilgrim's Pride Corporation $ 204,215 $ 98,117 Loss n arly extinguishment of debt 68 2,376 Foreign currency transaction losses (gains) 8,974 337 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 213,257 100,830 Weighted average diluted shares of common stock outstanding 259,929 259,446 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.82 $ 0.39

Appendix: Net Debt / Cash Position Reconciliation Source: PPC Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: 19 PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (Unaudited) Thirteen Weeks Ended 2012 2013 2014 March 29, 2015 March 30, 2014 (In thousands) Long term debt, less current maturities $ 1,148,870 $ 501,999 $ 3,980 $ 1,150,441 $ 502,077 Add: Current maturities of long term debt 15,886 410,234 262 $ 133 $ 205,357 Minus: Cash and cash equivalents 68,180 508,206 576,143 $ 478,037 $ 514,975 Minus: Available-for-sale securities — 96,902 — $ — $ 37,005 Net debt (cash position) $ 1,096,576 $ 307,125 $ (571,901) $ 672,537 $ 155,454